SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2003

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                     011-15167                04-2836871
        --------                     ---------                ----------
(State of Incorporation)         (Commission File          (I.R.S. Employer
                                      Number)           Identification Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press Release issued by Biopure Corporation on August 21, 2003, filed herewith.

         99.2 Transcript of Earnings Release Conference Call.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On August 21, 2003, Biopure Corporation issued a press release (the "Press Release") announcing its results of operations for the quarter ended July 31, 2003 and held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement and the related conference call transcript are attached as Exhibit Nos. 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The furnishing of the conference call transcript shall not be deemed to be an admission of the company that any of the material contained in it is material information of a financial or statistical nature relating to the quarter just ended or a representation that the material is furnished as of any data subsequent to August 21, 2003.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     Statements in the press release and conference call transcript that are not strictly historical may be forward-looking statements. There can be no assurance that Biopure Corporation will be able to commercially develop its oxygen therapeutic products, that necessary regulatory approvals will be obtained, that anticipated milestones will be met in the expected timetable, that any clinical trials will be successful, or that any approved product will find market acceptance and be sold in the quantities anticipated. Actual results may differ from those projected in forward-looking statements due to risks and uncertainties that exist in the company's operations and business environment. These risks include, without limitation, the company's stage of product development, history of operating losses and accumulated deficits, and uncertainties and possible delays related to clinical trials, regulatory approvals, possible healthcare reform, manufacturing capacity, marketing, market acceptance, competition and the availability of sufficient financing to support operations. The company undertakes no obligation to release publicly the results of any revisions to these forward-looking statements to reflect events or circumstances arising after August 21, 2003. A full discussion of Biopure's operations and financial condition, and specific factors that could cause the company's actual performance to differ from current expectations, can be found on the company's Web site at www.biopure.com/corporate/legal/home_legal.htm and in the company's filings with the U.S. Securities and Exchange Commission, which can be accessed in the EDGAR database at the SEC Web site, www.sec.gov, or through the Investor section of Biopure's Web site, www.biopure.com.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             BIOPURE CORPORATION


Date:  September 15, 2003                    By:/s/ Ronald F. Richards
                                                ------------------------
                                                 Ronald F. Richards
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Press Release issued by Biopure Corporation on August 21, 2003, filed herewith.

99.2  Transcript of Earnings Release Conference Call